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                                                                 Exhibit 99.2


                               THE NEW YORK TIMES
                                MEDIUM-TERM NOTES

                           CALCULATION AGENT AGREEMENT
                           ---------------------------

            THIS AGREEMENT dated as of September 17, 2002 between The New York Times Company (hereinafter called the "Issuer"), having its principal office at 229 West 43rd Street, New York, New York 10036 and JPMorgan Chase Bank, a New York banking corporation (hereinafter sometimes called the "Calculation Agent" which term shall, unless the context shall otherwise require, include its successors and assigns), having its principal corporate trust office at 450 West 33rd Street, New York, New York 10001.

RECITALS OF THE ISSUER

            WHEREAS, the Issuer proposes to issue from time to time medium-term notes (the "Notes") under the Indenture dated as of March 29, 1995, as supplemented by the First Supplemental Indenture dated as of August 21, 1998 and the Second Supplemental Indenture dated July 26, 2002 (the "Indenture"), between the Issuer and JPMorgan Chase Bank (formerly known as Chemical Bank), as Trustee. Capitalized terms used in this Agreement and not otherwise defined herein are used as defined in the Indenture. Certain of the Notes may bear interest at one of several floating rates determined by reference to an interest rate formula (the "Floating Rate Notes") and the Issuer desires to engage the Calculation Agent to perform certain services in connection therewith.

            NOW IT IS HEREBY AGREED THAT:

1. The Issuer hereby appoints JPMorgan Chase Bank as Calculation Agent for the Floating Rate Notes, upon the terms and subject to the conditions herein mentioned, and JPMorgan Chase Bank hereby accepts such appointment. The Calculation Agent shall act as an

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agent of the Issuer for the purpose of determining the interest rate or rates of the Floating Rate Notes.

2. The Issuer agrees to deliver to the Calculation Agent, prior to the issuance of any Floating Rate Notes, copies of the proposed forms of such Notes, including copies of all terms and conditions relating to the determination of the interest rate thereunder. The Issuer shall not issue any Floating Rate Note prior to the receipt of confirmation from the Calculation Agent of its acceptance of the proposed form of such Note. The Calculation Agent hereby acknowledges its acceptance of the proposed form of Floating Rate Note previously delivered to it.

3. The Issuer shall notify the Calculation Agent of the issuance of any Floating Rate Notes prior to the issuance thereof and at the time of such issuance, the Issuer shall deliver to the Calculation Agent the information required to be provided by the Issuer for the calculation of the applicable interest rates thereunder. The Calculation Agent shall calculate the applicable interest rates for Floating Rate Notes in accordance with the terms of such Notes, the Indenture and the provisions of this Agreement.

4. Promptly following the determination of each change to the interest rate applicable to any Floating Rate Note, the Calculation Agent will cause to be forwarded to the Issuer, the Trustee and the principal Paying Agent information regarding the interest rate then in effect for such Floating Rate Note.

5. The Issuer will pay such compensation as shall be agreed upon with the Calculation Agent and the out-of-pocket expenses, including reasonable counsel fees, incurred by the Calculation Agent in connection with its duties hereunder, upon receipt of such invoices as the Issuer shall reasonably require.


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6.  Notwithstanding any satisfaction or discharge of the Notes or the
Indenture, the Issuer will indemnify the Calculation Agent against any losses, liabilities, costs, claims, actions or demands which it may incur or sustain or which may be made against it in connection with its appointment or the exercise of its powers and duties hereunder as well as the reasonable costs, including the reasonable expenses and fees of counsel in defending any claim, action or demand, except such as may result from the gross negligence, wilful misconduct or bad faith of the Calculation Agent or any of its employees. Except as provided in the preceding sentence, the Calculation Agent shall incur no liability and shall be indemnified and held harmless by the Issuer for, or in respect of, any actions taken or suffered to be taken in good faith by the Calculation Agent in reliance upon (i) the written opinion or advice of counsel or (ii) written instructions from the Issuer.

7. The Calculation Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Issuer agrees:

            (i) in acting under this Agreement and in connection with the Notes, the Calculation Agent, acting as agent for the Issuer, does not assume any obligation towards, or any relationship of agency or trust for or with, any of the Holders of the Notes;

            (ii) unless herein otherwise specifically provided, any order, certificate, notice, request or communication from the Issuer made or given under any provisions of this Agreement shall be sufficient if signed by any person whom the Calculation Agent reasonably believes to be a duly authorized officer or attorney-in-fact of the Issuer;

            (iii) the Calculation Agent shall be obligated to perform only such duties as are set forth specifically herein and any duties necessarily incidental thereto;


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            (iv)  except in the case of gross negligence, wilful misconduct or bad faith, the Calculation Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken or anything suffered by it in reliance upon anything contained in a Floating Rate Note, the Indenture or any information supplied to it by the Issuer pursuant to this Agreement, including the information to be supplied pursuant to paragraph 3 above;

            (v) the Calculation Agent, whether acting for itself or in any other capacity, may become the owner or pledgee of Notes with the same rights as it would have had if it were not acting hereunder as Calculation Agent;

            (vi) the Calculation Agent shall incur no liability hereunder except for loss sustained by reason of its gross negligence, wilful misconduct or bad faith; and

            (vii) in no event shall the Calculation Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Calculation Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

8. (a) The Issuer agrees to notify the Calculation Agent at least 30 days prior to the issuance of any Floating Rate Note with an interest rate to be determined by any formula that would require the Calculation Agent to select banks or other financial institutions (the "Reference Banks") for purposes of quoting rates, provided however the Issuer need not give such 30 day notice with respect to any Floating Rate Note with an interest rate to be determined by a formula that provides for the Calculation Agent to select Reference Banks only upon the occurrence of a contingency such as the unavailability of a published reference rate. Promptly thereafter, the Calculation Agent will notify the Issuer and the Trustee of the names and addresses of such Reference Banks. Forthwith upon any change in the identity of the


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Reference Banks, the Calculation Agent shall notify the Issuer and the
Trustee of such change. The Calculation Agent shall not be responsible to the Issuer or any third party for any failure of the Reference Banks to fulfill their duties or meet their obligations as Reference Banks or as a result of the Calculation Agent having acted, (except in the event of gross negligence, wilful misconduct or bad faith) on any quotation or other information given by any Reference Bank which subsequently may be found to be incorrect.

      (b) Except as provided below, the Calculation Agent may at any time resign as Calculation Agent by giving written notice to the Issuer and the Trustee of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such notice shall be given not less than 60 days prior to the said effective date unless the Issuer and the Trustee otherwise agree in writing. Except as provided below, the Calculation Agent may be removed by the filing with it and the Trustee of an instrument in writing signed by the Issuer specifying such removal. Any such resignation or removal shall take effect upon:

            (i) the appointment by the Issuer as hereinafter provided of a successor Calculation Agent; and

            (ii) the acceptance of such appointment by such successor Calculation Agent; PROVIDED, HOWEVER, that the effective date of a removal shall be no less than 20 days after the filing of the notice of removal with the Calculation Agent and the Trustee; and PROVIDED FURTHER, that in the event the Calculation Agent has given not less than 60 days' prior notice of its desired resignation, and during such 60 days there has not been acceptance by a successor Calculation Agent of its appointment as successor Calculation Agent, the Calculation Agent so resigning may petition any court of competent jurisdiction for the appointment of a successor Calculation Agent. The Issuer covenants that it shall appoint a successor Calculation Agent as soon as


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practicable after receipt of any notice of resignation hereunder. Upon its resignation or removal becoming effective, the retiring Calculation Agent shall be entitled to the payment of its compensation and the reimbursement of all expenses (including reasonable counsel fees) incurred by such retiring Calculation Agent pursuant to paragraph 5 hereof to the date such resignation or removal becomes effective.

      (c) If at any time the Calculation Agent shall resign or be removed, or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or liquidated or dissolved, or an order is made or an effective resolution is passed to wind up the Calculation Agent, or if the Calculation Agent shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors, or shall consent to the appointment of a receiver, administrator or other similar official of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver, administrator or other similar official of the Calculation Agent or of all or any substantial part of its property shall be appointed, or if any order of any court shall be entered approving any petition filed by or against the Calculation Agent under the provisions of any applicable bankruptcy or insolvency law, or if any public officer shall take charge or control of the Calculation Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then a successor Calculation Agent shall be appointed by the Issuer by an instrument in writing filed with the successor Calculation Agent and the Trustee. Upon the appointment as aforesaid of a successor Calculation Agent and acceptance by the latter of such appointment the former Calculation Agent shall cease to be Calculation Agent hereunder.

      (d) Any successor Calculation Agent appointed hereunder shall execute and deliver to its predecessor, the Issuer and the Trustee an instrument accepting such appointment


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hereunder, and thereupon such successor Calculation Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, immunities, duties and obligations of such predecessor with like effect as if originally named as the Calculation Agent hereunder, and such predecessor, upon payment of its compensation, charges and disbursements then unpaid, shall thereupon become obliged to transfer and deliver, and such successor Calculation Agent shall be entitled to receive, copies of any relevant records maintained by such predecessor Calculation Agent.

      (e) Any corporation into which the Calculation Agent may be merged or converted or any corporation with which the Calculation Agent may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party shall, to the extent permitted by applicable law, be the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto. Notice of any such merger, conversion or consolidation shall forthwith be given to the Issuer and the Trustee.

      (f) The provisions of paragraphs 5 and 6 shall survive any resignation or removal hereunder or termination hereof.

9. Any notice required to be given hereunder shall be delivered in person against written receipt, sent by letter or telecopy or communicated by telephone (subject, in the case of communication by telephone, to confirmation dispatched within two business days by letter, or telecopy), in the case of the Issuer, to it at the address set forth in the heading of this Agreement, Attention: Treasurer, Telephone: (212) 556-1713, Telecopy: (212) 556-1646, with a copy to the Senior Vice President, Secretary and General Counsel; in the case of the Calculation Agent, to it at the address set forth in the heading of this Agreement, Attention:


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Institutional Trust Services, Telephone: (212) 946-7867, Telecopy: (212)
946-8159; in the case of the Trustee, to it at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Institutional Trust Services,
Telephone: (212) 946-7867, Telecopy: (212) 946-8159; or, in any case, to any other address of which the party receiving notice shall have notified the party giving such notice in writing.

10. This Agreement may be amended only by a writing duly executed and delivered by each of the parties signing below.

11. The provisions of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

12. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

13. This Agreement replaces the Calculation Agent Agreement dated as of September 24, 1998 between the parties hereto, which is hereby terminated (without prejudice to the rights of the parties thereto pursuant to the terms thereof). Notwithstanding the termination of said Calculation Agent Agreement, the rights and obligations of the parties thereto under paragraphs 5 and 6 thereof shall survive.


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            IN WITNESS WHEREOF, this Agreement has been executed and
delivered as of the day and year first above written.


                              THE NEW YORK TIMES COMPANY


                              By  /s/ Rhonda L. Brauer
                                  -------------------------------
                              Name:  Rhonda L. Brauer
                              Title: Assistant Secretary

                              JPMORGAN CHASE BANK


                              By  /s/ R. Lorenzen
                                  -------------------------------
                              Name:  R. Lorenzen
                              Title: Assistant Vice President


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